BLACKROCK FUNDS II
BlackRock Emerging Market Debt Portfolio
(the “Fund”)

Supplement dated June 4, 2010 to the
Prospectus, dated April 30, 2010

Effective June 4, 2010, the following changes are made to the Prospectus of the Fund.

Change in the Fund’s Investment Strategy

The sections in the prospectus captioned “Fund Overview — Key Facts About BlackRock Emerging Market Debt Portfolio — Principal Investment Strategies of the Fund” and “Details About the Funds — How Each Fund Invests — BlackRock Emerging Market Debt Portfolio — Primary Investment Strategies” are amended to reflect the additional strategy of the Fund as described below:

     The Emerging Market Portfolio may invest up to 10% of its assets in equity securities.

Additions to Principal Risks

The reference to equity securities risk as an “Other Risk” of the Fund is deleted and replaced with a reference to such risk as a “Principal Risk” of the Fund.

In the section of the Prospectus captioned “Fund Overview — Key Facts About BlackRock Emerging Market Debt Portfolio — Principal Risks of Investing in the Fund”:

Equity Securities Risk — Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.

In the section of the Prospectus captioned “Details About the Funds — Investment Risks — Main Risks of Investing in the Funds”:

Equity Securities Risk (Emerging Market Portfolio Main Risk; World Income Fund Other Risk) — Common and preferred stocks represent equity ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Shareholders should retain this Supplement for future reference.

Code# ALLPR-EMD-0610-SUP